UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2010

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

Management of DPL Inc. (the “Company”) is scheduled to meet with select institutional investors on June 24-25, 2010, to discuss the Company’s business, recent events, previously disclosed historical financial performance, and business projections (including the reaffirmation of the midpoint of the Company’s 2010 earnings guidance of $2.45 per common share).  A copy of the presentation slides containing the information that will be discussed with the institutional investors is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1                 Presentation slides.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: June 18, 2010
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General
Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Presentation slides.	E